• Global fixed income attracted net inflows of $2.6 billion this quarter, a significant improvement from prior quarters, as strong performance has resulted in improved sales and redemptions. • Overall, retail flows continue to improve, following a rebound in investment performance. As of June 30th, the majority of our largest, flagship funds, which are fairly diversified across assets classes, were outperforming their respective peer groups over most time periods. • International retail flows continue to show the greatest rebound, attracting net inflows for the second consecutive quarter, as sales increased about 90% over the same period a year ago. • Financial results strengthened as operating income increased 2% reflecting higher average assets under management and effective expense management. • During the quarter we repurchased an additional 4.1 million shares of common stock, further decreasing shares outstanding. Combined with dividends, the total payout for the trailing twelve months was $1.3 billion, or 74% of net income. • The global rollout of our ETF platform began to take shape in Q3 with the launch of our first suite of Canadian ETFs, including two active ETFs leveraging local expertise from Bissett, along with two strategic beta ETFs. We also continued to expand our U.S. ETF range with the launch of three new strategic beta products and now offer 15 ETFs globally with plans to broaden the platform in the coming quarters. • We made a number of key strategic hires in distribution to support our strategic initiatives, most notably a new Head of U.S. Institutional and United Kingdom Head. FRANKLIN RESOURCES, INC. Q3 2017 Executive Quarterly Earnings Commentary Highlights Investment Performance 2 Assets Under Management and Flows 3-5 Flows by Investment Objective 5-7 Financial Results 8 Operating Revenues and Expenses 8-9 Other Income and Taxes 10 Capital Management 10-11 Appendix 12 Greg Johnson Chairman of the Board Chief Executive Officer Kenneth A. Lewis Executive Vice President Chief Financial Officer Conference Call Details: Johnson and Lewis will lead a live teleconference today at 11:00 a.m. Eastern Time to answer questions of a material nature. Access to the teleconference will be available via investors.franklinresources.com or by dialing (877) 407-8293 in the U.S. and Canada or (201) 689-8349 internationally. A replay of the teleconference can also be accessed by calling (877) 660-6853 in the U.S. and Canada or (201) 612-7415 internationally using access code 13665764, after 2:00 p.m. Eastern Time on July 28, 2017 through August 28, 2017. Analysts and investors are encouraged to review the Company’s recent filings with the U.S. Securities and Exchange Commission and to contact Investor Relations at (650) 312-4091 before the live teleconference for any clarifications or questions related to the earnings release or written commentary. Contents Page(s) Exhibit 99.2

Greg Johnson, Chairman and CEO
Q3 2017 Executive Commentary
Unaudited

Investment Performance

Percentage of Total Long-Term Assets ($487 billion) in the Top Two Peer Group Quartiles[1]


1-Year
70%
3-Year
46%
5-Year
49%
10-Year
76%
Equity & Multi-Asset/Balanced- $288 billion
72%
35%
42%
75%
Fixed Income - $199 billion
67%
62%
60%
78%

Relative investment performance rankings for our U.S.-registered and cross-border mutual funds were lower as of June 30th, due mostly to a small group of prominent funds; however, we are pleased to see that 70% of assets for the 1-year period outperformed their peer group, compared to only 25% at this time last year.

Franklin Income Fund, our largest fund, saw its relative performance for the five-year period slip into the third quartile (52nd percentile) as of quarter end, leading to most of the decrease in the five-year performance ranking. However, relative performance of its advisor class shares, where sales have been growing faster, remained in the second quartile. Trailing one-year performance remains very strong, outperforming its benchmark and 90% of its peer group.

Underperformance of our tax-free fixed income funds also weighed on relative performance this quarter as our funds tend to lag in such risk-on environments, due to our more conservative positioning, non-levered positions and overall higher quality investments. However it is important to note that our funds continued to outpace their peer averages in terms of income returns over the period.

Emerging markets equities extended their recovery against developed markets in the quarter, and several of our key strategies in the asset class delivered top quartile performance for the trailing one-year period, with three- and five-year track records also improving.

Performance of our Templeton Global Macro Group remained outstanding. As of June 30th, 100% of U.S.-registered and cross-border assets outperformed their peer group for the one-year period, with over 90% doing so for the three-, five- and ten-year periods.

---

1. The peer group rankings are sourced from either Lipper, a Thomson Reuters Company or Morningstar, as the case may be, and are based on an absolute ranking of returns as of June 30, 2017. Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares and do not include sales charges. Franklin Templeton U.S.-registered long-term funds are compared against a universe of all share classes. Performance rankings for other share classes may differ. Morningstar rankings for Franklin Templeton cross-border long-term mutual funds are based on primary share classes and do not include sales charges. Performance rankings for other share classes may differ. Results may have been different if these or other factors had been considered. The figures in the table are based on data available from Lipper as of July 12, 2017 and Morningstar as of July 7, 2017 and are subject to revision.
© 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Performance quoted above represents past performance, which cannot predict or guarantee future results. All investments involve risks, including loss of principal.

2

Greg Johnson, Chairman and CEO
Q3 2017 Executive Commentary
Unaudited

Assets Under Management and Flows

Simple Monthly Average vs. End of Period

(in US$ billions, for the three months ended)


740
732
736
733
723
720
732
740
742
743
6/16
9/16
12/16
3/17
6/17
Average AUM
Ending AUM

Ending assets under management were essentially flat over the prior quarter, at $743 billion, as slowing outflows were counter-balanced by the positive impact of net market change and other which added about $10 billion.

Average assets under management did show an increase of over a percent to $742 billion and the mix of assets by investment objective and sales region was unchanged.

Mix of Ending Assets Under Management

(as of June 30, 2017)


1%
42%
3%
4%
67%
12%
38%
14%
19%

Investment Objective (U.S.$ billions)		Jun-17
Equity	$	312.5
Multi Asset/Balanced		141.2
Fixed Income		283.1
Cash Management		6.0
Total	**$**	**742.8**

Sales Region (US$ billions)		Jun-17
United States	$	498.7
Europe, the Middle East and Africa		105.5
Asia-Pacific		89.0
Canada		31.7
Latin America		17.9
Total	**$**	**742.8**

3

Greg Johnson, Chairman and CEO
Q3 2017 Executive Commentary
Unaudited

We continued to see long-term flows improve as better investment performance and traction with strategic initiatives enabled us to make progress toward meeting our goal to grow sales within our retail business.

Long-Term Flows

(In US$ billions, for the three months ended)


22.7
22.7
24.5
30.5
29.8
(15.0)
(17.7)
(14.4)
(11.0)
(7.3)
(41.8)
(44.6)
(46.7)
(44.5)
(41.1)
6/16
9/16
12/16
3/17
6/17
Long-Term Sales
Long-Term Redemptions
Net Flows

Net Market Change and Other

(In US$ billions, for the three months ended)


4.5
18.9
1.1
31.0
10.1
6/16
9/16
12/16
3/17
6/17

In fact, higher sales and lower redemptions led to positive net flows for our international retail business this quarter. This improvement was broad based with 14 countries and regions generating positive flows.

We are encouraged by these trends which reflect our continuing efforts to strengthen relationships with top distribution partners at the local level, implement growth initiatives across regions, respond to industry trends and collaborate with our investment professionals in the development of new products.

A great example of the success of these efforts is the growing momentum within our NextStep[1] fund range. The products have generated strong interest from clients, particularly in the Asia Pacific region, and have garnered close to $400 million in assets under management since their launch last year.

Long-Term Flows: International[2]

(In US$ billions, for the three months ended)


6.5
2.6
(4.8)
(11.5)
7.7
2.5
(6.2)
(11.5)
8.5
2.1
(3.3)
(11.8)
12.0
2.9
(6.0)
(11.6)
12.5
2.4
(6.3)
(11.3)
6/16
9/16
12/16
3/17
6/17

Long-Term Flows: United States[2]

(In US$ billions, for the three months ended)


11.3
2.0
(4.2)
(20.9)
10.3
2.0
(5.6)
(20.9)
10.9
2.1
(5.2)
(25.9)
12.4
2.9
(5.8)
(20.7)
11.6
2.5
(5.6)
(17.1)
6/16
9/16
12/16
3/17
6/17
Retail Long-Term Sales
Retail Long-Term Redemptions
Institutional Long-Term Sales
Institutional Long-Term Redemptions

U.S retail redemptions improved again this quarter, however, sales growth has been slower to rebound and we remained in net outflows.

1. For more information on Franklin NextStep Funds, please visit www.nextstepfunds.com.
2. Graphs do not include high net-worth client flows.

4

Greg Johnson, Chairman and CEO

Q3 2017 Executive Commentary
Unaudited

The defined contribution business in particular is showing improvement and is regaining momentum with our traditional strategies. Sales are up 8% calendar year-to-date compared to the same period a year ago, in spite of regulatory uncertainty related to the Department of Labor Fiduciary Rule.

We are pursuing a number of strategic initiatives in this area including strategies to increase our use of collective investment trusts, build partnerships and take advantage of sub-advisory opportunities within the multi-manager and custom solutions space.

Lastly, the recently formed private wealth division has had success in building new and deeper relationships with RIA, private bank and bank trust advisors. RIA sales have increased substantially in the last six months and redemptions have declined in recent months to levels not seen since 2014.

In the institutional channel, while redemptions remain elevated, the pipeline remains strong and there are currently about $2 billion of international mandates awaiting funding.

Flows by Investment Objective

Global/ International Equity

(in US$ billions, for the three months ended)


5.0
4.9
5.9
6.9
6.5
(7.4)
(7.7)
(2.9)
(6.7)
(6.2)
(12.3)
(13.2)
(10.7)
(13.8)
(12.9)
6/16
9/16
12/16
3/17
6/17
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	11%	13%
Redemptions	25%	25%

Looking now at flows by investment objective, global equity net outflows were $6.2 billion. The category remains in outflows due in part to some large institutional redemptions totaling about $3 billion.

We remain optimistic for the category, as performance has improved significantly for many of our emerging markets products, and demand from retail clients for several of our global equity flagship products has increased. These include Mutual Global Discovery Fund and Templeton Foreign Fund, the latter of which generated positive net flows this quarter. In the U.S., global equity retail sales were up 45% year-over-year for the calendar year through June, outpacing the industry growth rate.

Global / International Fixed Income

(in US$ billions, for the three months ended)


6.2
6.3
6.1
9.0
11.2
2.6
(5.7)
(7.5)
(7.5)
(2.0)
(12.6)
(14.5)
(14.2)
(11.6)
(9.5)
6/16
9/16
12/16
3/17
6/17
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	17%	28%
Redemptions	33%	24%

Global fixed income was a clear positive for the quarter, generating $2.6 billion in net inflows. The improvement was seen across the category but was driven by net inflows into the cross-border versions of Templeton Emerging Markets Bond and Templeton Global Total Return funds.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

5

Greg Johnson, Chairman and CEO
Q3 2017 Executive Commentary
Unaudited

U.S. Equity

(in US$ billions, for the three months ended)


3.6
3.5
3.7
4.3
3.6
(0.9)
(2.1)
(0.5)
(1.9)
(1.9)
(5.2)
(6.4)
(7.5)
(6.4)
(5.9)
6/16
9/16
12/16
3/17
6/17
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	15%	14%
Redemptions	25%	22%

U.S. equity flows were essentially flat this quarter as a decrease in sales, consistent with that of the industry, was mostly offset by lower redemptions and higher reinvested distributions – which tend to be the highest in the June and December quarters.

Multi-Asset/Balanced

(In US$ billions, for the three months ended)


3.6
2.8
4.0
4.2
4.6
(0.6)
(1.1)
(1.2)
(0.5)
(0.6)
(5.8)
(5.0)
(6.7)
(6.0)
(6.8)
6/16
9/16
12/16
3/17
6/17
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	11%	13%
Redemptions	17%	19%

Net outflows from multi-asset and balanced products (formerly "hybrid") were $600 million this quarter. Sales improved overall for the category driven mostly by our high net worth business and increased demand for the cross-border K2 Alternative Strategies Fund. Franklin Income Fund sales were down a bit this quarter, but the fund remains one of our top selling products.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

6

Greg Johnson, Chairman and CEO
Q3 2017 Executive Commentary
Unaudited

Tax-Free Fixed Income

(In US$ billions, for the three months ended)


2.4
0.9
(2.2)
2.6
1.1
(2.1)
2.2
(1.5)
(3.7)
1.9
(0.4)
(2.8)
1.7
(0.7)
(2.9)
6/16
9/16
12/16
3/17
6/17
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	12%	10%
Redemptions	14%	16%

Tax-free fixed income had lower sales and higher redemptions this quarter, leading to outflows of about $700 million. This was largely due to a large platform redemption from Franklin High Yield Tax-Free that offset improved flows from other funds.

Taxable U.S. Fixed Income

(In US$ millions for the three months ended)


1.9
(1.3)
(3.7)
2.6
(0.4)
(3.4)
2.6
(0.8)
(3.9)
4.2
0.5
(3.9)
2.2
(0.5)
(3.1)
6/16
9/16
12/16
3/17
6/17
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	21%	17%
Redemptions	28%	23%

Taxable fixed income sales were down about 50% this quarter pushing the category back into net outflows of $500 million. This was largely due to decreased demand for floating rate products, compared to the prior quarter.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

7

Ken Lewis, CFO
Q3 2017 Executive Commentary
Unaudited

Financial Results (in US$ millions, for the three months ended)

Operating and Net Income[1]


595
579
587
556
564
446
472
440
421
411
6/16
9/16
12/16
3/17
6/17
Operating Income
Net Income[1]

Diluted Earnings Per Share


$0.77
$0.82
$0.77
$0.74
$0.73
6/16
9/16
12/16
3/17
6/17

Overall, financial results strengthened this quarter with operating income of $564 million, an increase over the prior quarter due to higher revenues.

Net income of $411 million was down slightly, due to lower investment and other income, net of non-controlling interests, and diluted earnings per share was $0.73.

Operating Revenues and Expenses (in US$ millions, for the three months ended)

	Jun-17	Mar-17	Jun-17 vs. Mar-17	Dec-16	Sep-16	Jun-16	Jun-17 vs. Jun-16
Investment management fees	$ 1,097.0	$ 1,089.2	1%	$ 1,063.2	$ 1,096.3	$ 1,093.5	0%
Sales and distribution fees	433.3	431.2	0%	419.3	440.8	450.2	(4%)
Shareholder servicing fees	56.7	56.4	1%	56.6	58.4	61.5	(8%)
Other	26.9	23.8	13%	21.7	16.3	29.1	(8%)
Total Operating Revenues	**$ 1,613.9**	**$ 1,600.6**	**1%**	**$ 1,560.8**	**$ 1,611.8**	**$ 1,634.3**	**(1%)**

Investment management fees were about $1.1 billion this quarter, up slightly from the prior quarter due mostly to higher average assets under management and an additional day in the quarter, but were slightly offset by lower performance fees of just $10 million.

Sales and distribution revenue increased slightly this quarter to $433 million. Growth in non-U.S. assets drove an increase in the asset based component, while the sales based component was essentially unchanged as the impact of lower commissionable sales in the U.S. was offset by higher commissionable sales internationally.

Shareholder servicing fees were $57 million and other revenue was $27 million, a 13% increase due to higher dividend and interest income from consolidated products.

	Jun-17	Mar-17	Jun-17 vs. Mar-17	Dec-16	Sep-16	Jun-16	Jun-17 vs. Jun-16
Sales, distribution and marketing	$ 541.2	$ 534.8	1%	$ 520.0	$ 536.2	$ 553.4	(2%)
Compensation and benefits	342.7	343.4	0%	311.5	317.2	326.9	5%
Information systems and technology	54.1	54.0	0%	51.7	56.0	50.5	7%
Occupancy	30.2	29.0	4%	29.1	37.3	33.1	(9%)
General, administrative and other	81.5	83.9	(3%)	61.6	85.7	75.0	9%
Total Operating Expenses	**$ 1,049.7**	**$ 1,045.1**	**0%**	**$ 973.9**	**$ 1,032.4**	**$ 1,038.9**	**1%**

1. Net income attributable to Franklin Resources, Inc.

8

9 Sales, distribution and marketing expense of $541 million also increased due to higher assets, particularly outside the U.S., the longer quarter and a few accounting estimate changes. For more information regarding the components of net sales and distribution expense, please see the appendix table. Compensation and benefits expense was essentially flat this quarter at $343 million. Lower payroll taxes and employee benefits costs were offset by a moderate increase in severance expense and foreign exchange impact of about $1 million. After factoring in recent developments—improved investment performance and sales—we now expect full-year compensation and benefits expense to be down about 2.3% for the fiscal year. Although headcount increased this quarter, it came from entry level employees in low cost jurisdictions and is unrelated to this change in anticipated compensation costs. Information and technology expense was also flat this quarter at $54 million and we now expect this line item to be up about 7% for the fiscal year. General, administrative and other expense was about $82 million, a decrease from the prior quarter. There were a number of unusual items that made this line somewhat noisy this quarter, but we do anticipate an increase in the 4th quarter. For the full year, we are expecting non-sales and distribution expenses to be lower by about 2.5%, which is a bit lower than the expense outlook provided last quarter. This reflects expenses related to performance fees and improved investment performance and sales that were not originally included in our forecast. Profitability remains strong with the fiscal year-to-date operating margin at 35.7%, which is flat compared to the prior fiscal year despite lower revenue. Operating Margin (%) vs. Average AUM (in US$ billions for the fiscal year ended) Fiscal Year Operating Income (in US$ millions) 1. Fiscal year-to-date operating income is annualized for CAGR calculation. CAGR is the compound average annual growth rate over the trailing 10-year period. 2,068 2,099 1,203 1,959 2,660 2,515 2,921 3,221 3,028 2,366 1,707 Average AUM: 2.3% CAGR Operating Income1: 1.0% CAGR  Average AUM ━Operating Margin 582 605 442 571 694 706 808 888 870 749 733 33.3% 34.8% 28.7% 33.5% 37.3% 35.4% 36.6% 37.9% 38.1% 35.7% 35.7% 09/07 09/08 09/09 09/10 09/11 09/12 09/13 09/14 09/15 09/16 FYTD 06/17 Q3 2017 Executive Commentary Unaudited Ken Lewis, CFO

10 Other Income and Taxes 1. Reflects the portion of noncontrolling interests, attributable to third-party investors, related to consolidated SIPs included in Other income. 2. U.S. asset managers include AB, AMG, APAM, APO, ARES, BLK, BX, CG, CLMS, CNS, EV, FIG, FII, GBL, IVZ, KKR, LM, MN, OAK, OMAM, OZM, PZN, TROW, VRTS, WDR and WETF. Source: SNL Financial and Bloomberg. Other income, net of non-controlling interests was about $38 million this quarter. Lower earnings from equity method investments and gains from trading investments, combined with larger unrealized foreign exchange losses led the decrease in other income. The tax rate was lower this quarter, bringing the fiscal year to date rate down a bit to 30.5%. The impact of non-controlling interests and earnings mix drove the decrease and we now expect the full fiscal year rate to be on the lower end of the 31% to 32% range. Dividend and interest income Equity method investments Available-for- sale investments Trading investments Interest expense Foreign exchange and other Consolidated sponsored investment products (SIPs) Total other income Noncontrolling interests1 Other income, net of noncontrolling interests 2.2 23.6 17.9 (12.9) (12.4) 59.8 79.3 (41.8) 37.5 1.1 Other Income (In US$ millions, for the three months ended)  BEN  U.S. Asset Managers Average (ex-BEN)2 Change in Ending Shares Outstanding U.S. Asset Managers (ex- BEN)1: 1.3% Compound Annual Dilution BEN: 2.6% Compound Annual Accretion -20% -15% -10% -5% 0% 5% 10% 15% 20% 6/12 12/12 6/13 12/13 6/14 12/14 6/15 12/15 6/16 12/16 6/17 Capital Management Q3 2017 Executive Commentary Unaudited Ken Lewis, CFO

175 167 256 327 337 404 500 218 190 151 178 129 179 137 265 105 23 98 99 282 $0 $10 $20 $30 $40 $50 $60 6/1712/166/1612/156/1512/146/1412/136/1312/126/12 Special Cash Dividends per Share Declared: Dec-14: $0.50 Nov-12: $1.00 During the quarter, we repurchased 4.1 million shares for a total cost of $175 million. Combined with the regular dividend of $0.20 per share declared in the quarter, the trailing twelve month total payout was $1.3 billion. 11 1. The chart above illustrates the amount of share repurchases and dividends over the trailing 12 months, for the period ended. Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12- month period. Share Repurchases (US$ millions) vs. Average BEN Price Trailing 12 Months Share Repurchases and Dividends1 (US$ millions and percentage of net income) 25% 24% 25% 24% 25% 97% 77% 69% 57% 49% 1,977 1,745 1,608 1,444 1,300 6/16 9/16 12/16 3/17 6/17  Dividends  Share Repurchases  BEN Average Price for the Period Special Cash Dividend Declared Share Repurchase Amount 262 Q3 2017 Executive Commentary Unaudited Ken Lewis, CFO

Ken Lewis, CFO
Q3 2017 Executive Commentary
Unaudited

Appendix

Net Cash and Investments[1] (US$ billions)


7.3
9.2
9.6
9.7
10.2
6.5
7.4
7.9
8.5
10.2
0.8
1.8
1.7
1.2
FYE-9/13
FYE-9/14
FYE-9/15
FYE-9/16
6/17
U.S. Net Cash and Investments
Non-U.S. Net Cash and Investments

Sales and Distribution Summary

(in US$ millions, for the three months ended)

	Jun-17	Mar-17	Change	% Change
Asset-based fees	$ 334.7	$ 332.2	2.5	1%
Asset-based expenses	(432.9)	(429.6)	(3.3)	1%
Asset-based fees, net	**$ (98.2)**	**$ (97.4)**	**$ (0.8)**	**1%**
Sales-based fees	96.4	96.6	(0.2)	0%
Contingent sales charges	2.2	2.4	(0.2)	(8%)
Sales-based expenses	(89.8)	(87.9)	(1.9)	2%
Sales-based fees, net	**$ 8.8**	**$ 11.1**	**$ (2.3)**	**(21%)**
Amortization of deferred sales commissions	(18.5)	(17.3)	(1.2)	7%
Sales and Distribution Fees, Net	**$ (107.9)**	**$ (103.6)**	**$ (4.3)**	**4%**

Consolidated SIPs Related Adjustments

(in US$ millions, for the three and nine months ended)

	Jun-17	FY Jun-17
Operating Revenues	$ 13.9	$ 39.7
Operating Expenses	5.7	14.9
Operating Income	**8.2**	**24.8**
Investment Income	(8.3)	(30.8)
Interest Expense	(0.8)	(2.3)
Consolidated SIPs	59.8	52.6
Other Income	**50.7**	**19.5**
Net Income	**58.9**	**44.3**
Less: net income attributable to noncontrolling interests	48.1	40.2
Net Income Attributable to Franklin Resources, Inc.	**$ 10.8**	**$ 4.1**

This table summarizes the impact of consolidated SIPS on the Company's reported U.S. GAAP financial results.

1. Net Cash and investments consist of Franklin Resources, Inc. cash and investments (including only direct investments in consolidated SIPS), net of debt and deposits.

12

Statements in this commentary regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this commentary, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. While forward-looking statements are our best prediction at the time that they are made, you should not rely on them and are cautioned against doing so. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and Franklin’s subsequent Quarterly Reports on Form 10-Q: • Volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results. • The amount and mix of our assets under management (“AUM”) are subject to significant fluctuations. • We are subject to extensive, complex, overlapping and frequently changing rules, regulations, policies and legal interpretations. • Global regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our financial condition and results of operations. • Failure to comply with the laws, rules or regulations in any of the jurisdictions in which we operate could result in substantial harm to our reputation and results of operations. • Changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity. • Any significant limitation, failure or security breach of our information and cyber security infrastructure, software applications, technology or other systems that are critical to our operations could disrupt our business and harm our operations and reputation. • Our business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services, or the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenues and income. • We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries. • We depend on key personnel and our financial performance could be negatively affected by the loss of their services. • Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income. • Changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth. • Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and market-specific political, economic or other risks that may adversely impact our revenues and income generated overseas. • Harm to our reputation or poor investment performance of our products could reduce the level of our AUM or affect our sales, and negatively impact our revenues and income. • Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation. • Our ability to successfully manage and grow our business can be impeded by systems and other technological limitations. • Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability. • Regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results. 13 Forward-Looking Statements

14 Investor Relations Contacts Brian Sevilla +1 (650) 312-3326 Lucy Nicholls +1 (916) 463-4357 Forward-Looking Statements (continued) • Our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness. • We are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this commentary speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this commentary is provided solely in connection with this commentary, and is not directed toward existing or potential investment advisory clients or fund shareholders.